UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 8, 2006

                          Wellstar International, Inc.
               (Exact name of registrant as specified in charter)



       Nevada                         333-130295               20-1834908
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
 Incorporation or Organization)                              Identification No.)

                                6911 Pilliod Road
                               Holland, Ohio 43528
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (419) 865-0069

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                              Fax:   (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

On August 8, 2006, Wellstar International, Inc. ("Wellstar" or "the Company") received the final disbursement pursuant to a Securities Purchase Agreement (the "Agreement") entered into on October 31, 2005. Under the Agreement, the Company issued secured convertible promissory notes in an aggregate principal amount, and received gross proceeds, of $3,000,000.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

Not applicable.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WELLSTAR INTERNATIONAL, INC.



Date: August 14, 2006             By: /s/ John Antonio
                                    -------------------
                                  Name: John Antonio
                                  President and Chief Executive Officer,



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